                                                                    EXHIBIT 25.1



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM T-1
                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                        -

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                     13-4994650
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                      identification No.)

1111 POLARIS PARKWAY
COLUMBUS, OHIO                                                            43271
(Address of principal executive offices)                             (Zip Code)

                                Thomas F. Godfrey
                  Vice President and Assistant General Counsel
                    JPMorgan Chase Bank, National Association
                       1 Chase Manhattan Plaza, 25th Floor
                               New York, NY 10081
                               Tel: (212) 552-2192
            (Name, address and telephone number of agent for service)

                              CASE NEW HOLLAND INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                             39-1982756
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                               identification No.)
                        SEE TABLE OF ADDITIONAL OBLIGORS

TOWER B, 10TH FLOOR
WORLD TRADE CENTER, AMSTERDAM AIRPORT
SCHIPHOL BOULEVARD 217
1118 BH AMSTERDAM, THE NETHERLANDS
(Address of principal executive offices)                             (Zip Code)

                            6% SENIOR NOTES DUE 2009
                          9 1/4% SENIOR NOTES DUE 2011
                       (Title of the indenture securities)



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                                                                    EXHIBIT 25.1

                          TABLE OF ADDITIONAL OBLIGORS


                                                                                           IRS Employer
Exact Name of Additional Registrant         State or Other Jurisdiction of               Identification
As Specified in its Charter (1)             Incorporation or Organization                     Number
------------------------------------        -----------------------------               ------------------

BLI Group, Inc.                                      Delaware                             51-0363222
Blue Leaf I.P., Inc.                                 Delaware                             51-0363221
CNH America LLC                                      Delaware                             76-0433811
CNH Australia Pty Ltd                         New South Wales, Australia                     None
CNH Belgium N.V.                                     Belgium                                 None
CNH Canada, Ltd.                                     Canada                                  None
CNH Deutschland GMBH                                 Germany                                 None
CNH Global N.V.                                   The Netherlands                            None
CNH Trade N.V.                                    The Netherlands                            None
CNH U.K. Limited                             England and Wales, United Kingdom               None
Fiatallis North America LLC                          Delaware                             39-1158150
HFI Holdings, Inc.                                   Delaware                             76-0436954
New Holland Holding Limited                  England and Wales, United Kingdom               None
New Holland Tractor Limited N.V.                     Belgium                                 None

(1) The address and telephone number for each of the additional registrants is World Trade Center, Amsterdam Airport, Tower B, 10th Floor, Schiphol Boulevard 217, 1118 BH Amsterdam, The Netherlands.




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                                                                    EXHIBIT 25.1




                                     GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

               Comptroller of the Currency, Washington, D.C.

               Board of Governors of the Federal Reserve System, Washington, D.C., 20551

               Federal Deposit Insurance Corporation, Washington, D.C., 20429.


         (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.


Item 2.  Affiliations with the Obligor and Guarantors.

         If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

         None.









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                                                                    EXHIBIT 25.1


Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

           4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           5. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act. (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority. (see Exhibit 7 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           8. Not applicable.

           9. Not applicable.

                                    SIGNATURE

            Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 28th day of April, 2005.

                                    JPMORGAN CHASE BANK, N.A.

                                    By   /s/  Paul J. Schmalzel
                                             -----------------------------------
                                              Paul J. Schmalzel
                                              Authorized Officer

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